UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02351

Western Asset Income Fund
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

ITEM 1.         REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Report

Western Asset Income Fund

(PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Income Fund

Fund objectives

The Fund’s primary investment objective is to seek a high level of current income consistent with prudent investment. Capital appreciation is a secondary objective.

What’s inside

Letter from the president	II

Investment commentary	III

Fund highlights	1

Fund at a glance	3

Quarterly comparison	4

Schedule of investments	5

Statement of assets and liabilities	15

Statement of operations	16

Statements of changes in net assets	17

Financial highlights	18

Notes to financial statements	19

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Income Fund for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•   Fund prices and performance,

•   Market insights and commentaries from our portfolio managers, and

•   A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 30, 2010

Western Asset Income Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

IV	Western Asset Income Fund

Investment commentary (cont’d)

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%.

Performance review

For the six months ended June 30, 2010, Western Asset Income Fund returned 5.05% based on its net asset value (“NAV”)ix and 4.31% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexx and the Barclays Capital U.S. Credit Indexxi, returned 4.51% and 5.62%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagexii returned 6.88% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.40 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$13.47 (NAV)	5.05%
$12.90 (Market Price)	4.31%

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call

Western Asset Income Fund	V

1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 30, 2010

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i        Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii       The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv      The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v       The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi      Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii    The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii   The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix      Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x        The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

xi      The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xii     Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

Western Asset Income Fund 2010 Semi-Annual Report	1

Fund highlights

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Net Asset Value	$127,082,700	$124,548,918
Per Share	$13.47	$13.21
Market Value Per Share	$12.90	$12.75
Net Investment Income	$3,751,485	$7,799,749
Per Share	$0.40	$0.83
Dividends Paid:
Ordinary Income	$3,772,070	$8,850,758
Per Share	$0.40	$0.94

The Fund

Western Asset Income Fund (“PAI” or the “Fund”) is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the Fund’s net investment income is distributed to its shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it.

Certain investment policies

The Fund’s investment policies provide that its portfolio must be invested as follows:

•           At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

•           Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

•           Not more than 25% in securities restricted as to resale.

Dividend reinvestment plan

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent at the address set forth on page 2. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be

2	Western Asset Income Fund 2010 Semi-Annual Report

Fund highlights (cont’d)

charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, N.Y. 10038 — Investor Relations, telephone number (888)-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Western Asset Income Fund 2010 Semi-Annual Report	3

Fund at a glance† (unaudited)

Standard & Poor’s Debt Ratings1 (at market value)

Sector Schedule2 (at market value)

†             The bar graphs above represent the Fund’s portfolio as of June 30, 2010, and do not include derivatives such as Futures Contracts and Swaps. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

1       Source: Standard & Poor’s Rating Service. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s (“S&P”), a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of S&P and are not measures of quality or guarantees of performance. Securities held by the Fund may be rated by other NRSROs, and these ratings may be higher or lower. The Fund itself has not been rated by a NRSRO and the credit quality of the investments in the Fund’s portfolio does not apply to the stability or safety of the Fund.

2       Expressed as a percentage of the portfolio.

4	Western Asset Income Fund 2010 Semi-Annual Report

Quarterly comparison of market price and net asset value (NAV), discount or premium to NAV and average daily volume of shares traded (unaudited)

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume
September 30, 2009	$13.45	$12.94	3.94%	20,870
December 31, 2009	$12.75	$13.21	-3.48%	17,732
March 31, 2010	$13.20	$13.62	-3.08%	18,770
June 30, 2010	$12.90	$13.47	-4.23%	36,908

Western Asset Income Fund 2010 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 94.7%
Consumer Discretionary — 6.3%
Automobiles — 0.6%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	$2,710,000	$819,775	(a)
Hotels, Restaurants & Leisure — 0.2%
Wyndham Worldwide Corp., Senior Notes	9.875%	5/1/14	220,000	245,773
Internet & Catalog Retail — 0.2%
QVC Inc., Senior Secured Notes	7.125%	4/15/17	310,000	303,800	(b)
Leisure Equipment & Products — 0.3%
Hasbro Inc., Senior Notes	6.300%	9/15/17	320,000	332,515
Media — 4.3%
Comcast Cable Holdings LLC	9.800%	2/1/12	375,000	419,532
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,023,507
Comcast Corp., Notes	6.450%	3/15/37	120,000	129,756
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	182,004
Comcast Corp., Senior Notes	6.400%	3/1/40	230,000	247,553
News America Inc., Senior Notes	6.550%	3/15/33	545,000	584,386
Omnicom Group Inc., Notes	6.250%	7/15/19	370,000	421,119
TCI Communications Inc.	8.750%	8/1/15	160,000	196,908
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	520,000	656,104
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	530,000	657,879
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	717,590
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	211,043
Total Media				5,447,381
Multiline Retail — 0.7%
Macy’s Retail Holdings Inc.	5.350%	3/15/12	270,000	276,075
Macy’s Retail Holdings Inc., Debentures	6.650%	7/15/24	180,000	172,800
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	402,000
Total Multiline Retail				850,875
Total Consumer Discretionary				8,000,119
Consumer Staples — 3.6%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	370,000	398,709
Dr. Pepper Snapple Group Inc., Senior Notes	6.820%	5/1/18	240,000	286,239
Total Beverages				684,948
Food & Staples Retailing — 0.6%
Delhaize Group, Senior Notes	6.500%	6/15/17	290,000	334,167
Wal-Mart Stores Inc., Senior Notes	6.500%	8/15/37	380,000	460,210
Total Food & Staples Retailing				794,377
Food Products — 0.6%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	460,000	492,914
Wm. Wrigley Jr. Co., Senior Secured Notes	3.700%	6/30/14	230,000	232,634	(b)
Total Food Products				725,548
Tobacco — 1.9%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	340,000	377,078

See Notes to Financial Statements.

6	Western Asset Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Philip Morris International Inc., Senior Notes	6.875%	3/17/14	$490,000	$566,910
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,360,000	1,462,190
Total Tobacco				2,406,178
Total Consumer Staples				4,611,051
Energy — 13.1%
Energy Equipment & Services — 0.4%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	452,367
Oil, Gas & Consumable Fuels — 12.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	825,000	693,836
Apache Corp.	6.900%	9/15/18	100,000	121,561
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	209,983
ConocoPhillips, Notes	6.500%	2/1/39	810,000	978,171
ConocoPhillips, Senior Notes	6.000%	1/15/20	360,000	421,853
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	350,000	444,538
Duke Capital LLC, Senior Notes	6.250%	2/15/13	800,000	869,083
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	1,976,624
Enbridge Energy Partners LP	9.875%	3/1/19	120,000	157,664
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	170,000	205,403
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	319,315
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	607,981
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,452,003
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	310,154
Kerr-McGee Corp., Notes	6.950%	7/1/24	300,000	272,594
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	530,000	569,702
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	314,650	(b)
Peabody Energy Corp., Senior Notes	6.875%	3/15/13	145,000	146,087
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	2,710,248
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	904,652
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	600,000	489,000	(b)
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	298,676
Williams Cos. Inc., Debentures	7.500%	1/15/31	76,000	80,843
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	926,000	1,080,610
XTO Energy Inc., Senior Notes	6.100%	4/1/36	440,000	521,051
Total Oil, Gas & Consumable Fuels				16,156,282
Total Energy				16,608,649
Financials — 38.8%
Capital Markets — 5.5%
Credit Suisse AG, Subordinated Notes	5.400%	1/14/20	480,000	477,247
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	555,000	497,988
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	920,000	694,600	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	42,987
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	266,791
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	627,419
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	480,000	115,200	(a)(b)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2010 Semi-Annual Report	7

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	$620,000	$148,800	(a)(b)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	1,250,000	125	(a)(b)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	1,745,000	175	(a)(c)(d)
Lehman Brothers Holdings Inc.	5.750%	5/17/13	350,000	69,125	(a)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	110,000	55	(a)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	312,820
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	400,000	425,298
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,003,022
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	290,616
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	104,813
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	911,244
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	60,000	60,103
UBS Preferred Funding Trust, Subordinated Notes	6.243%	5/15/16	1,120,000	960,400	(c)(d)
Total Capital Markets				7,008,828
Commercial Banks — 11.8%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	585,000	394,875	(c)(d)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	750,000	748,108	(b)(c)
BankAmerica Capital III, Junior Subordinated Notes	0.873%	1/15/27	215,000	142,551	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	130,000	126,100	(b)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	480,000	460,200	(b)
Barclays Bank PLC, Junior Subordinated Bonds	7.434%	12/15/17	910,000	809,900	(b)(c)(d)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	300,562	(b)
BB&T Capital Trust II	6.750%	6/7/36	640,000	639,174
BPCE SA, Subordinated Bonds	12.500%	9/30/19	361,000	401,537	(b)(c)(d)
Comerica Capital Trust II, Capital Securities	6.576%	2/20/37	360,000	302,400	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	60,000	62,283	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,180,000	2,060,100	(b)(c)(d)
First Union Capital I, Junior Subordinated Notes	7.935%	1/15/27	420,000	425,826
Glitnir Banki HF, Notes	6.330%	7/28/11	400,000	104,000	(a)(b)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	210,000	263	(a)(b)(d)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	680,000	850	(a)(b)(e)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	560,000	389,200	(b)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,134,000	(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	200,000	184,002	(b)(c)
Landsbanki Islands HF	7.431%	10/19/17	730,000	913	(a)(b)(d)(e)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	390,000	368,119	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	858,000	1,059,630	(b)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,095,000	1,007,630	(b)(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	57,250	(a)(c)(d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	220,000	223,000
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	150,000	151,737
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	70,000	67,923

See Notes to Financial Statements.

8	Western Asset Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	$510,000	$478,516
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	80,000	74,717
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	100,000	99,496
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	200,000	211,240	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	460,000	295,722	(b)(c)(d)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	560,000	426,300	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	630,000	500,850	(c)(d)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	450,000	399,110
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	885,000	893,850	(c)(d)
Total Commercial Banks				15,001,934
Consumer Finance — 5.5%
American Express Co., Senior Notes	8.125%	5/20/19	220,000	273,151
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,120,000	1,066,800	(c)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	263,428
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	610,000	603,394
GMAC Inc., Senior Notes	7.500%	12/31/13	1,551,000	1,547,122
GMAC Inc., Senior Notes	8.300%	2/12/15	370,000	374,625	(b)
GMAC Inc., Senior Notes	8.000%	11/1/31	728,000	671,580
GMAC Inc., Subordinated Notes	8.000%	12/31/18	201,000	184,920
SLM Corp., Medium-Term Notes	5.000%	10/1/13	610,000	583,139
SLM Corp., Medium-Term Notes	5.050%	11/14/14	130,000	116,267
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	230,000	212,247
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	180,000	132,111
SLM Corp., Senior Notes	8.000%	3/25/20	1,140,000	1,001,132
Total Consumer Finance				7,029,916
Diversified Financial Services — 11.1%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	750,000	701,198	(b)
AIG SunAmerica Global Financing VI, Senior Secured Notes	6.300%	5/10/11	1,880,000	1,898,800	(b)
Bank of America Corp.	8.125%	5/15/18	120,000	115,912	(c)(d)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	150,000	144,889	(c)(d)
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	80,186
Bank of America Corp., Senior Notes	5.625%	7/1/20	60,000	60,477
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	199,000	222,060
Capital One Bank USA N.A., Senior Subordinated Notes	6.500%	6/13/13	330,000	361,949
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	320,000	337,600
Capital One Capital VI	8.875%	5/15/40	190,000	197,861
Citigroup Inc., Senior Notes	6.375%	8/12/14	620,000	658,535
Citigroup Inc., Senior Notes	5.500%	10/15/14	270,000	277,591
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	220,265
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,525,919
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	536,840
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	499,889
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,000,000	1,103,816

See Notes to Financial Statements.

Western Asset Income Fund 2010 Semi-Annual Report	9

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	$1,120,000	$1,212,480
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	600,000	558,000	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	506,587	(b)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	180,025	(b)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	787,701
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	160,000	165,600	(b)
UFJ Finance Aruba AEC	6.750%	7/15/13	355,000	397,589
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,288,800	(b)(c)
Total Diversified Financial Services				14,040,569
Insurance — 3.7%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	430,800	(c)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	54,400
ASIF Global Financing XIX	4.900%	1/17/13	30,000	29,400	(b)
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	225,898
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	185,812
Hartford Financial Services Group Inc., Junior Subordinated Debentures	8.125%	6/15/38	325,000	294,938	(c)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	300,000	246,000	(b)
Liberty Mutual Group, Senior Notes	5.750%	3/15/14	270,000	280,743	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,160,000	1,020,800
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	358,700	(c)
Prudential Holdings LLC, Bonds, FSA-Insured	7.245%	12/18/23	260,000	291,574	(b)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	465,898	(b)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	620,000	581,790	(c)
Willis North America Inc., Senior Notes	5.625%	7/15/15	230,000	243,292
Total Insurance				4,710,045
Real Estate Investment Trusts (REITs) — 0.1%
Digital Realty Trust LP, Bonds	5.875%	2/1/20	20,000	20,405	(b)
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	140,139
Total Real Estate Investment Trusts (REITs)				160,544
Thrifts & Mortgage Finance — 1.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	850,000	893,812
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	500,000	521,247
Total Thrifts & Mortgage Finance				1,415,059
Total Financials				49,366,895
Health Care — 6.4%
Health Care Equipment & Supplies — 0.6%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	450,000	446,772
Hospira Inc., Senior Notes	6.050%	3/30/17	210,000	236,435
Total Health Care Equipment & Supplies				683,207
Health Care Providers & Services — 5.1%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	277,718
Cardinal Health Inc.	5.500%	6/15/13	210,000	229,331

See Notes to Financial Statements.

10	Western Asset Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Coventry Health Care Inc., Senior Notes	5.950%	3/15/17	$440,000	$420,281
HCA Inc., Senior Notes	7.875%	2/1/11	250,000	253,750
HCA Inc., Senior Notes	6.300%	10/1/12	180,000	179,100
HCA Inc., Senior Notes	6.250%	2/15/13	930,000	913,725
HCA Inc., Senior Notes	5.750%	3/15/14	65,000	60,450
HCA Inc., Senior Secured Notes	9.125%	11/15/14	400,000	418,500
HCA Inc., Senior Secured Notes	9.250%	11/15/16	500,000	530,000
Humana Inc.	8.150%	6/15/38	190,000	206,475
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	239,002
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	732,000	774,090	(b)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	732,000	808,860	(b)
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	34,837
Universal Health Services Inc., Notes	7.125%	6/30/16	520,000	527,666
WellPoint Inc., Notes	5.875%	6/15/17	540,000	601,594
Total Health Care Providers & Services				6,475,379
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., Senior Notes	6.000%	3/1/20	380,000	411,506
Pharmaceuticals — 0.4%
Pfizer Inc., Senior Notes	6.200%	3/15/19	270,000	320,868
Wyeth, Notes	5.950%	4/1/37	170,000	192,567
Total Pharmaceuticals				513,435
Total Health Care				8,083,527
Industrials — 3.8%
Aerospace & Defense — 0.7%
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	660,000	660,000
Systems 2001 Asset Trust	6.664%	9/15/13	272,547	288,900	(b)
Total Aerospace & Defense				948,900
Airlines — 1.2%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	50,000	51,750
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	104,456	104,978
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	220,000	234,300
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	182,552	186,203
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	304,919	329,313
Delta Air Lines Inc., Pass-Through Certificates	7.111%	9/18/11	290,000	299,425
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	110,000	108,900
United Airlines, Pass-Through Trust, Secured Notes	9.750%	1/15/17	140,000	149,450
Total Airlines				1,464,319
Commercial Banks — 0.7%
Mizuho Financial Group Cayman Ltd.	5.790%	4/15/14	800,000	864,125	(b)
Commercial Services & Supplies — 0.4%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	140,676	(b)
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	347,209	(b)
Total Commercial Services & Supplies				487,885

See Notes to Financial Statements.

Western Asset Income Fund 2010 Semi-Annual Report	11

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Conglomerates — 0.3%
United Technologies Corp., Senior Notes	6.125%	2/1/19	$300,000	$357,762
Machinery — 0.5%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	680,000	696,861
Total Industrials				4,819,852
Information Technology — 0.8%
IT Services — 0.7%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	545,694
ManTech International Corp., Senior Notes	7.250%	4/15/18	320,000	323,200	(b)
Total IT Services				868,894
Semiconductors & Semiconductor Equipment — 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	123,235
Total Information Technology				992,129
Materials — 5.1%
Chemicals — 1.1%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	885,681
Lubrizol Corp., Senior Notes	8.875%	2/1/19	280,000	350,410
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	180,000	211,471
Total Chemicals				1,447,562
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.625%	3/15/18	110,000	110,275
Metals & Mining — 3.4%
Barrick Gold Financeco LLC, Senior Notes	6.125%	9/15/13	250,000	278,701
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,730,000	1,903,000
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	866,098
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	150,349
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,196,803
Total Metals & Mining				4,394,951
Paper & Forest Products — 0.5%
Georgia-Pacific Corp.	7.375%	12/1/25	250,000	251,250
Georgia-Pacific Corp., Debentures	9.500%	12/1/11	325,000	349,375
Total Paper & Forest Products				600,625
Total Materials				6,553,413
Telecommunication Services — 8.9%
Diversified Telecommunication Services — 6.6%
AT&T Corp., Senior Notes	8.000%	11/15/31	260,000	334,675
AT&T Inc., Global Notes	6.550%	2/15/39	1,230,000	1,377,712
British Telecommunications PLC, Bonds	9.875%	12/15/30	330,000	402,739
Deutsche Telekom International Finance BV, Bonds	8.750%	6/15/30	580,000	749,184
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	175,063
Embarq Corp., Notes	7.082%	6/1/16	330,000	351,800
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	240,000	314,254
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	917,500
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	390,000	399,333
Telecom Italia Capital SpA, Senior Notes	7.200%	7/18/36	760,000	737,077

See Notes to Financial Statements.

12	Western Asset Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	$220,000	$234,647
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	650,000	651,490
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	100,000	110,637
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	720,000	1,019,935
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	570,000	587,967
Total Diversified Telecommunication Services				8,364,013
Wireless Telecommunication Services — 2.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	190,000	207,692
New Cingular Wireless Services Inc., Senior Notes	8.750%	3/1/31	655,000	899,185
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	250,000	278,397
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	340,610
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	298,650
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	940,000	897,700
Total Wireless Telecommunication Services				2,922,234
Total Telecommunication Services				11,286,247
Utilities — 7.9%
Electric Utilities — 4.6%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	560,000	632,743
CP&L Inc., First Mortgage Secured Bonds	5.300%	1/15/19	220,000	245,994
Duke Energy Corp., Senior Notes	6.300%	2/1/14	500,000	562,754
EEB International Ltd., Senior Bonds	8.750%	10/31/14	260,000	286,650	(b)
Enersis SA, Notes	7.400%	12/1/16	452,000	515,962
FirstEnergy Corp., Notes	6.450%	11/15/11	3,000	3,169
FirstEnergy Corp., Notes	7.375%	11/15/31	110,000	115,983
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	156,200
PNPP II Funding Corp.	9.120%	5/30/16	1,648,000	1,804,428
Sithe Independence Funding, Notes	9.000%	12/30/13	943,179	957,931
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	565,684
Total Electric Utilities				5,847,498
Gas Utilities — 0.2%
Southern Natural Gas Co., Notes	5.900%	4/1/17	170,000	180,109	(b)
Independent Power Producers & Energy Traders — 1.6%
Dynegy Holdings Inc., Senior Notes	8.750%	2/15/12	735,000	742,350
TXU Corp., Senior Notes	5.550%	11/15/14	1,500,000	1,065,562
TXU Corp., Senior Notes	6.500%	11/15/24	520,000	234,000
Total Independent Power Producers & Energy Traders				2,041,912
Multi-Utilities — 1.5%
CenterPoint Energy Inc.	6.850%	6/1/15	1,150,000	1,305,773
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	330,214
DTE Energy Co.	6.350%	6/1/16	260,000	291,178
Total Multi-Utilities				1,927,165
Total Utilities				9,996,684
Total Corporate Bonds & Notes (Cost — $122,372,380)				120,318,566

See Notes to Financial Statements.

Western Asset Income Fund 2010 Semi-Annual Report	13

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 0.7%
Financials — 0.7%
Automobiles — 0.5%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	$70,000	$72,527	(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	490,000	510,615	(b)
Hertz Vehicle Financing LLC, 2009-2X A2	5.290%	3/25/16	100,000	106,585	(b)(f)
Total Automobiles				689,727
Student Loan — 0.2%
Education Funding Capital Trust, 2004-1 A5	1.850%	6/15/43	300,000	244,230	(c)
Total Asset-Backed Securities (Cost — $939,326)				933,957
Collateralized Mortgage Obligations — 0.5%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.207%	9/25/37	346,618	330,208	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.204%	9/25/37	354,672	344,128	(c)
Total Collateralized Mortgage Obligations (Cost — $695,004)				674,336
Sovereign Bonds — 0.8%
Canada — 0.8%
Quebec Province	7.970%	7/22/36	650,000	965,524
Mexico — 0.0%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	24,000	27,660
Russia — 0.0%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	49,680	56,004	(b)
Total Sovereign Bonds (Cost — $818,902)				1,049,188
U.S. Government & Agency Obligations — 0.5%
U.S. Government Agencies — 0.5%
Federal National Mortgage Association (FNMA)	0.000%	10/9/19	350,000	216,377
Tennessee Valley Authority, Notes	5.250%	9/15/39	390,000	431,142
Total U.S. Government & Agency Obligations (Cost — $584,770)				647,519

			Shares
Common Stock — 0.1%
Industrials — 0.1%
Building Products — 0.1%
Nortek Inc. (Cost — $57,088)			1,209	50,762	*
Preferred Stocks — 0.6%
Financials — 0.6%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		4,500	119,970
Diversified Financial Services — 0.5%
Citigroup Capital XII	8.500%		23,150	578,750	(c)
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		96,825	32,921	*(c)
Federal National Mortgage Association (FNMA)	8.250%		11,700	3,978	*(c)
Total Thrifts & Mortgage Finance				36,899
Total Preferred Stocks (Cost — $2,169,881)				735,619
Total Investments Before Short-Term Investments (Cost — $127,637,351)				124,409,947

See Notes to Financial Statements.

14	Western Asset Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.4%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Discount Notes	0.180%	8/23/10	$200,000	$199,966	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.216 - 0.220%	8/25/10	9,000	8,999	(g)(h)
Total U.S. Government Agencies (Cost — $208,944)				208,965
Repurchase Agreement — 0.2%
Goldman Sachs & Co. repurchase agreement dated 6/30/10; Proceeds at maturity — $280,000; (Fully collateralized by U.S. government agency obligations, 4.375% due 10/22/10; Market value — $285,950) (Cost — $280,000)	0.020%	7/1/10	280,000	280,000
Total Short-Term Investments (Cost — $488,944)				488,965
Total Investments — 98.3% (Cost — $128,126,295#)				124,898,912
Other Assets in Excess of Liabilities — 1.7%				2,183,788
TOTAL NET ASSETS — 100.0%				$127,082,700

*           Non-income producing security.

(a)     The coupon payment on these securities is currently in default as of June 30, 2010.

(b)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)     Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(d)    Security has no maturity date. The date shown represents the next call date.

(e)     Illiquid security.

(f)      Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(g)    Rate shown represents yield-to-maturity.

(h)    All or a portion of this security is held at the broker as collateral for open futures contracts.

#            Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Income Fund 2010 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $128,126,295)	$124,898,912
Cash	670
Interest receivable	1,948,311
Receivable for securities sold	268,060
Principal paydown receivable	111,795
Receivable from broker — variation margin on open futures contracts	10,391
Prepaid expenses	42,449
Other assets	13,944
Total Assets	127,294,532

Liabilities:
Investment advisory fee payable	54,920
Directors’ fees payable	16,526
Accrued expenses	140,386
Total Liabilities	211,832
Total Net Assets	$127,082,700

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,433,313 shares issued and outstanding) (Note 5)	$ 94,333
Paid-in capital in excess of par value	142,400,574
Overdistributed net investment income	(124,610)
Accumulated net realized loss on investments and futures contracts	(11,793,812)
Net unrealized depreciation on investments and futures contracts	(3,493,785)
Total Net Assets	$127,082,700

Shares Outstanding	9,433,313

Net Asset Value	$13.47

See Notes to Financial Statements.

16	Western Asset Income Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$4,226,382
Dividends	24,257
Total Investment Income	4,250,639

Expenses:
Investment advisory fee (Note 2)	343,811
Legal fees	31,925
Transfer agent fees	31,749
Shareholder reports	27,122
Taxes, other than federal income taxes	20,736
Audit and tax	20,623
Custody fees	14,237
Directors’ fees	7,466
Stock exchange listing fees	7,133
Miscellaneous expenses	6,352
Total Expenses	511,154
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,000)
Net Expenses	499,154
Net Investment Income	3,751,485

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	855,748
Futures contracts	(333,589)
Net Realized Gain	522,159
Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,446,046
Futures contracts	(463,810)
Change in Net Unrealized Appreciation/Depreciation	1,982,236
Net Gain on Investments and Futures Contracts	2,504,395
Increase in Net Assets From Operations	$6,255,880

See Notes to Financial Statements.

Western Asset Income Fund 2010 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$ 3,751,485	$ 7,799,749
Net realized gain (loss)	522,159	(8,805,566)
Change in net unrealized appreciation/depreciation	1,982,236	33,846,317
Increase in Net Assets From Operations	6,255,880	32,840,500

Distributions to Shareholders From (Note 1):
Net investment income	(3,772,070)	(8,850,758)
Decrease in Net Assets From Distributions to Shareholders	(3,772,070)	(8,850,758)

Fund Share Transactions:
Reinvestment of distributions (3,746 and 40,136 shares issued, respectively)	49,972	454,278
Increase in Net Assets From Fund Share Transactions	49,972	454,278
Increase in Net Assets	2,533,782	24,444,020

Net Assets:
Beginning of period	124,548,918	100,104,898
End of period*	$127,082,700	$124,548,918
* Includes overdistributed net investment income of:	$(124,610)	$(104,025)

See Notes to Financial Statements.

18	Western Asset Income Fund 2010 Semi-Annual Report

Financial highlights (unaudited)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2010[1]		2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.21		$10.66	$15.13	$15.91	$15.73	$16.33

Income (loss) from operations:
Net investment income	0.40	[2]	0.83 [2]	0.98 [2]	0.95 [2]	0.91 [2]	0.88
Net realized and unrealized gain (loss)	0.26		2.66	(4.47)	(0.61)	0.21	(0.41)
Total income (loss) from operations	0.66		3.49	(3.49)	0.34	1.12	0.47

Less distributions from:
Net investment income	(0.40)		(0.94)	(0.94)	(0.96)	(0.86)	(0.87)
Net realized gains	—		—	(0.04)	(0.16)	(0.08)	(0.20)
Total distributions	(0.40)		(0.94)	(0.98)	(1.12)	(0.94)	(1.07)

Net asset value, end of period	$13.47		$13.21	$10.66	$15.13	$15.91	$15.73

Market price, end of period	$12.90		$12.75	$10.49	$13.50	$15.52	$14.14
Total return, based on NAV[3]	5.05%		34.41%	(24.05)%	2.17%	7.38%	3.00%
Total return, based on Market Price[3,4]	4.31%		31.75%	(15.82)%	(6.16)%	17.02%	(1.49)%

Net assets, end of period (000s)	$127,083		$124,549	$100,105	$142,029	$149,406	$147,737

Ratios to average net assets:
Gross expenses	0.81%	[5]	0.89%	0.91%	0.83%	0.84%	0.81%
Net expenses[6]	0.79	[5]	0.86	0.89	0.81 [7]	0.82 [7]	0.79 [7]
Net investment income	5.96	[5]	7.07	7.32	6.10	5.81	5.48

Portfolio turnover rate	18%		45%	17%	46%	51%	80%

[1]	For the six months ended June 30, 2010 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.
[6]	Reflects fee waivers and/or expense reimbursements.
[7]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

See Notes to Financial Statements.

Western Asset Income Fund 2010 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified investment company.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at the amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

20	Western Asset Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$120,318,566	—	$120,318,566
Asset-backed securities	—	827,372	$106,585	933,957
Collateralized mortgage obligations	—	674,336	—	674,336
Sovereign bonds	—	1,049,188	—	1,049,188
U.S. government & agency obligations	—	647,519	—	647,519
Common stock	$50,762	—	—	50,762
Preferred stocks	156,869	578,750	—	735,619
Total long-term investments	$207,631	$124,095,731	$106,585	$124,409,947
Short-term investments†	—	488,965	—	488,965
Total investments	$207,631	$124,584,696	$106,585	$124,898,912
Other financial instruments:
Futures contracts	(266,402)	—	—	(266,402)
Total	$(58,771)	$124,584,696	$106,585	$124,632,510

†  See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Asset-Backed Securities
Balance as of December 31, 2009	—
Accrued premiums/discounts	$(191)
Realized gain/(loss)[1]	—
Change in unrealized appreciation (depreciation)[2]	4,026
Net purchases (sales)	102,750
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2010	$106,585
Net change in unrealized appreciation (depreciation) in securities still held at June 30, 2010[2]	$4,026

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Income Fund 2010 Semi-Annual Report	21

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which

22	Western Asset Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the six month ended June 30, 2010 fees waived and/or reimbursed amounted to $12,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000, an annual rate of $36,000.

LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$19,363,594	$2,590,859
Sales	20,602,162	2,591,653

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 9,087,254
Gross unrealized depreciation	(12,314,637)
Net unrealized depreciation	$ (3,227,383)

At June 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
U.S. Treasury Bonds	13	9/10	$ 1,722,167	$ 1,765,562	$ 43,395
Contracts to Sell:
U.S. Treasury 2-Year Notes	1	9/10	$ 218,059	$ 218,828	$ (769)
U.S. Treasury 5-Year Notes	50	9/10	5,844,361	5,917,578	(73,217)
U.S. Treasury 10-Year Notes	96	9/10	11,554,423	11,764,500	(210,077)
U.S. Treasury 30-Year Bonds	7	9/10	866,766	892,500	(25,734)
					(309,797)
Net unrealized loss on open futures contracts					$(266,402)

Western Asset Income Fund 2010 Semi-Annual Report	23

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES1

Interest Rate Contracts Risk
Futures contracts[2]	$43,395

LIABILITY DERIVATIVES1

Interest Rate Contracts Risk
Futures contracts[2]	$309,797

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$(333,589)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$(463,810)

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 1,369,813
Futures contracts (to sell)	15,297,714

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

24	Western Asset Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

5. Common shares

Of the 9,433,313 shares of common stock outstanding at June 30, 2010, the Investment Adviser owned 288,215 shares.

6. Distributions subsequent to June 30, 2010

On May 19, 2010, the Board of Directors of the Fund declared three dividend distributions in the amount of $0.065 per share, payable on July 30, 2010, August 31, 2010, and September 30, 2010 to shareholders of record on July 15, 2010, August 13, 2010, and September 15, 2010, respectively.

7. Director compensation

Each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $70,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets. Director Ronald Olson receives from Western Asset an aggregate fee of $70,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

8. Capital loss carryforward

As of December 31, 2009, the Fund had a net capital loss carryforward of approximately $11,292,710, of which $676,492 expires in 2016 and $10,616,218 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on May 18, 2010. Of the 7,746,353 common shares outstanding, the following shares were voted in the meeting:

Election of Directors:	For	Withheld
Ronald J. Arnault	7,558,395	187,957
Anita L. DeFrantz	7,549,790	196,563
Ronald L. Olson	7,160,312	586,040
William E.B. Siart	7,562,282	184,071
Jaynie Miller Studenmund	7,538,221	208,131
Avedick B. Poladian	7,533,928	212,425
R. Jay Gerken	7,565,649	180,703

Western Asset Income Fund

Directors

William E. B. Siart
Chairman

R. Jay Gerken

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken
President

Kaprel Ozsolak
Principal Financial and Accounting Officer

Todd F. Kuehl
Chief Compliance Officer

Erin K. Morris
Treasurer

Robert I. Frenkel
Secretary and Chief Legal Officer

Investment advisers

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited
10 Exchange Square
London, England EC2A2EN

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

Transfer agent American Stock Transfer & Trust Company LLC 59 Maiden Lane New York, NY 10038

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASXO12841-(08-10) SR10-1159

ITEM 2.                          CODE OF ETHICS.

Not applicable.

ITEM 3.                          AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                          AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                          SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                          PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                   CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                   EXHIBITS.

(a) (1)  Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Income Fund

Date:  August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Income Fund

Date:  August 31, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Income Fund

Date:  August 31, 2010